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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): NOVEMBER 12, 1999



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                  1-13086                      04-2515019
(State of Incorporation)    (Commission File No.)    (I.R.S. Employer Identification No.)



                515 POST OAK BLVD., SUITE 600
                       HOUSTON, TEXAS                              77027
          (Address of Principal Executive Offices)                 (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000





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ITEM 5.  OTHER EVENTS.

DAILEY ACQUISITION

    We previously announced that on August 31, 1999, we completed the acquisition of Dailey International Inc. pursuant to a pre-negotiated plan of reorganization in bankruptcy that was approved by the United States Bankruptcy Court for the District of Delaware. This current report on Form 8-K contains pro forma financial information for us and Dailey. For additional pro forma financial information for us and Dailey, you should read our current reports on Form 8-K filed on May 26, 1999, September 7, 1999, and October 25, 1999.

    The following summary unaudited pro forma condensed consolidated financial data gives effect to the acquisition of Dailey by us. The financial data is based on our historical financial data and the historical financial data of Dailey. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1999, gives effect to our acquisition of Dailey as if the transaction had occurred on January 1, 1998. The pro forma information set forth below is not necessarily indicative of the results that actually would have been achieved had such transaction been consummated as of the aforementioned dates, or that may be achieved in the future.

    All other acquisitions by us are not material individually or in the aggregate; therefore, pro forma information is not reflected. Because this pro forma information is a summary, it does not contain all information that may be important to you. You should also read the following:

    o Our Quarterly Report on Form 10-Q for the period ended September 30, 1999.

    o Our Current Reports on Form 8-K dated May 21, 1999, August 16, 1999, August 31, 1999 and October 25, 1999.

    o Dailey's Management's Discussion and Analysis of Financial Condition and Results of Operations and its financial statements and related notes thereto contained in its Annual Report on Form 10-K for the year ended December 31, 1998.

    o Dailey's Quarterly Report on Form 10-Q for the period ended March 31,
      1999.

    o Dailey's Quarterly Report on Form 10-Q for the period ended June 30,
      1999.





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                         WEATHERFORD INTERNATIONAL, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                         DAILEY HISTORICAL
                                                           FOR THE EIGHT
                                        WEATHERFORD        MONTHS ENDED       PRO FORMA           WEATHERFORD
                                        HISTORICAL        AUGUST 31, 1999    ADJUSTMENTS           PRO FORMA
                                      ---------------- -------------------- ---------------     -----------------

Revenues............................   $     867,561      $       68,507     $     (1,264)   (a)   $     934,804
                                      ---------------- -------------------- ---------------      -----------------

Costs and expenses:
   Cost of sales....................         624,804              63,205           (2,464) (a)(b)        685,545
   Selling, general and
     administrative.................         200,990              22,506              380    (c)         223,876
   Reorganization costs.............             --                2,706               --                  2,706
   Equity in earnings of
     unconsolidated affiliates......          (1,578)               (634)              --                 (2,212)
                                      ---------------- -------------------- ---------------      -----------------
                                             824,216              87,783           (2,084)               909,915
                                      ---------------- -------------------- ---------------      -----------------
Operating income (loss).............          43,345             (19,276)             820                 24,889
                                      ---------------- -------------------- ---------------      -----------------
Other income (expense):
   Interest expense.................         (31,917)            (11,618)          11,105    (d)         (32,430)
   Interest income..................           2,528                 983           (1,122)   (e)           2,389
   Other, net.......................           1,485                  17               --                  1,502
                                      ---------------- -------------------- ---------------      -----------------
                                             (27,904)            (10,618)           9,983                (28,539)
                                      ---------------- -------------------- ---------------      -----------------

Income (loss) before income taxes...          15,441             (29,894)          10,803                 (3,650)
Provision for income taxes..........           3,903                 510            3,781    (f)           8,194
                                      ---------------- -------------------- ---------------      -----------------
Income (loss) before minority
   interests........................          11,538             (30,404)           7,022                (11,844)
Minority interest expense,
   net of taxes.....................           2,821                  --               --                  2,821
                                      ---------------- -------------------- ---------------      -----------------
Income (loss) from continuing
   operations.......................   $       8,717      $      (30,404)    $      7,022          $     (14,665)
                                      ================ ==================== ===============      =================

Income (loss) from continuing
  operations per share:
     Basic..........................   $       0.09                                                $      (0.14)
                                      ================                                           =================
     Diluted........................   $       0.09                                                $      (0.14)
                                      ================                                           =================

Weighted average shares
   outstanding:
     Basic..........................          98,770                                                     102,589  (g)
                                      ================                                           =================
     Diluted........................         100,306                                                     102,589
                                      ================                                           =================





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  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

GENERAL

     The following notes set forth the assumptions used in preparing the Unaudited Pro Forma Condensed Consolidated Statement of Operations. The pro forma adjustments are based on estimates made by Weatherford's management using information currently available.

PRO FORMA ADJUSTMENTS

     The adjustments to the accompanying Unaudited Pro Forma Condensed Consolidated Statement of Operations are described below:

     (a) To eliminate revenue of $1.3 million and related costs of $0.9 million for the eight months ended August 31, 1999 associated with transactions between Dailey and Weatherford.

     (b) To reverse depreciation expense of $1.5 million for the eight months ended August 31, 1999 to reflect the write-down of property, plant and equipment to fair market value. Such property, plant and equipment is being depreciated over five years.

     (c) To record amortization of $0.4 million for the eight months ended August 31, 1999 for goodwill related to acquisition of Dailey. Such goodwill is being amortized over 20 years.

     (d) To eliminate interest expense to reflect the retirement of Dailey's 9 1/2% Senior Notes due 2008 (the "Senior Notes").

     (e) To eliminate Weatherford's interest income related to its investment in the Senior Notes.

     (f) To record the income tax provision related to the effect of the pro forma adjustments at the statutory rate.

     (g) Weatherford's historical shares outstanding and basic weighted average pro forma shares outstanding as of September 30, 1999 were 108,084,687 and 102,588,917, respectively.

    The financial statements of Dailey have been previously filed by us as follows:

    o Consolidated financial statements of Dailey as of December 31, 1998 and 1997 and for the year December 31, 1998, the eight month period ended December 31, 1997 and for each of the two years in the period ended April 30, 1997 were filed as Exhibit 99.2 to our Current Report on Form 8-K dated May 21, 1999.

    o Consolidated financial statements of Dailey for the quarterly period ended March 31, 1999 were filed as Exhibit 99.3 to our Current Report on Form 8-K dated May 21, 1999.

    o Consolidated financial statements of Dailey for the quarterly period ended June 30, 1999 were filed as Exhibit 99.1 to our Current Report on Form 8-K dated August 16, 1999.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WEATHERFORD INTERNATIONAL, INC.



Dated: November 12, 1999                By:    /s/ Bruce F. Longaker, Jr.
                                           -------------------------------------
                                                   Bruce F. Longaker, Jr.
                                                 Senior Vice President and
                                                   Chief Financial Officer




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